UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) (May 29, 2025)

DH Enchantment, Inc.

.(Exact name of registrant as specified in its charter)

Nevada	000-56322	20-1415044
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit A, 13/F, Gee Luen Factory Building 5.

316-318 Kwun Tong Road

Kowloon, Hong Kong

(Address of principal executive offices)   (Zip Code)

+ 852 34263798

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	ENMI	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Resignation of independent registered public accounting firm

On May 29, 2025, DH Enchantment, Inc. (the “Company”), the Board decided to nominate new auditors and accordingly, J&S Associate PLT (“J&S”) tendered its resignation- as the Company’s independent registered public accounting firm effective May 29, 2025 in accordance with its responsibilities under the rules and standards of the Public Company Accounting Oversight Board (“PCAOB”).

The reports of J&S on the Company’s financial statements as of and for the two most recent fiscal years ended March 31, 2024 and March 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that there was an explanatory paragraph as to the Company’s ability to continue as a going concern.

During the years ended March 31, 2024 and 2023 and the subsequent interim period from April 1, 2024 to the date of this report, and in connection with the audit of the Company’s financial statements, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with J&S on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to J&S’s satisfaction, would have caused J&S to make reference to the subject matter of the disagreement in connection with its reports on the Company’s consolidated financial statements for such periods and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided J&S with a copy of the disclosures in this report and has requested that J&S furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not J&S agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

(b) Engagement of new independent registered public accounting firm

The Company has engaged Aloba, Awomolo & Partners (Chartered Accountants) (“AA&P”) as the independent registered public accounting firm for the Company, effective May 29, 2025. The Board approved the engagement of AA&P.

During the Company’s two most recent fiscal years (ended March 31, 2024 and March 31, 2023) and the subsequent interim period prior to the engagement of AA&P, neither the Company, nor anyone on the Company’s behalf consulted with AA&P regarding either: (1) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter to the Securities and Exchange Commission from J&S Associate PLT dated May 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DH ENCHANTMENT, INC.

Date: May 30, 2025	By:	/s/ Cheung, Cheuk Yin
Cheung Cheuk Yin, Chief Executive Officer, Chief Financial Officer and Secretary

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